UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023 (July 14, 2023)

BLACK KNIGHT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37394	81-5265638
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of principal executive offices)

(Zip Code)

(904) 854-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on May 4, 2022, Black Knight, Inc., a Delaware corporation (“Black Knight”), entered into an Agreement and Plan of Merger (as amended on March 7, 2023, the “Merger Agreement”), with Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), and Sand Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of ICE (“Sub”). As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into Black Knight (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Merger Transactions”), with Black Knight continuing as the surviving corporation and as a wholly owned subsidiary of ICE. On July 14, 2023, at the request of ICE, Black Knight entered into an Equity Purchase Agreement (the “OB Divestiture Agreement”) with Project Badger Holdco Inc. (“Purchaser”), a Delaware corporation and a subsidiary of Constellation Software Inc. (“Constellation”), and ICE (solely for the purposes set forth in the OB Divestiture Agreement) in furtherance of the transactions contemplated by the Merger Agreement. Black Knight and ICE are executing the OB Divestiture Agreement in order to address certain alleged antitrust concerns raised by the U.S. Federal Trade Commission (“FTC”) in its lawsuits against Black Knight and ICE regarding the Merger Transactions, which remain ongoing.

Pursuant to the terms and subject to the conditions set forth in the OB Divestiture Agreement, after the completion of the Merger, Purchaser will purchase Black Knight’s Optimal Blue business division (the “OB Divested Business”) from Black Knight (collectively with the other transactions contemplated by the OB Divestiture Agreement, the “OB Divestiture Transaction”). The purchase price payable by Purchaser to Black Knight under the OB Divestiture Agreement is $700 million, comprised of $200 million in cash and a promissory note to be issued by Purchaser to Black Knight at the closing of the OB Divestiture Transaction (the “OB Divestiture Closing”) in the principal amount of $500 million (the “Note”), subject to specified adjustments. After its issuance, the Note will accrue interest at a rate of 7% per annum, compounded annually and payable in arrears. The first cash interest and amortization payment under the Note is due on the day prior to the fifth anniversary of the OB Divestiture Closing and thereafter interest and amortization payments will be due annually on the subsequent anniversaries of that date. The Note matures on the fortieth anniversary of the OB Divestiture Closing, subject to earlier optional prepayment. Black Knight is obligated to transfer the Note within six months of the OB Divestiture Closing to a third party that is not a seller of a mortgage product pricing and eligibility engine or loan origination system products.

Consummation of the OB Divestiture Transaction is subject to customary closing conditions, including: (i) the prior completion of the Merger; (ii) the completion of the transactions contemplated by the previously announced divestiture agreement (the “Empower Divestiture Agreement”) among Black Knight, ICE and Constellation Web Solutions Inc., a subsidiary of Constellation, providing for the divestiture of Black Knight’s Empower loan origination system (LOS) business, including its Exchange, LendingSpace and AIVA solutions and products (the “Empower Divestiture Transaction”); (iii) either the FTC having approved the OB Divestiture Transaction pursuant to a consent order, a governmental authority having issued an order that permits the OB Divestiture Closing to occur, or the expiration or earlier termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (iv) the absence of any law, injunction, order or other judgment that restrains, prohibits or makes illegal the consummation of the transactions contemplated by the OB Divestiture Agreement or the ancillary agreements thereto (a “Restraint”); (v) compliance and performance by Black Knight and Purchaser in all material respects with their respective covenants and agreements in the OB Divestiture Agreement; (vi) subject in most cases to exceptions that do not rise to the level of a Material Adverse Effect (as defined in the OB Divestiture Agreement) or that would not materially and adversely affect the ability of Purchaser to carry out its obligations under, and to consummate the transactions contemplated by, the OB Divestiture Agreement and the ancillary agreements thereto, as applicable, the accuracy of the representations and warranties made by Black Knight and Purchaser, respectively, in the OB Divestiture Agreement; and (vii) there not having occurred since the date of the OB Divestiture Agreement a Material Adverse Effect that is continuing.

The OB Divestiture Agreement contains customary representations, warranties and covenants, including the agreement of Black Knight to use commercially reasonable efforts to operate the OB Divested Business in the ordinary course during the period between the execution of the OB Divestiture Agreement and the OB Divestiture Closing, subject to certain exceptions. Constellation has guaranteed payment obligations and Constellation Web Solutions Inc. has guaranteed performance obligations of Purchaser under the OB Divestiture Agreement.

The OB Divestiture Agreement may be terminated by Black Knight and Purchaser by mutual agreement. In addition, either party may terminate the OB Divestiture Agreement if (i) the OB Divestiture Transaction has not been consummated on or before September 30, 2024 (the “Long-Stop Date”); (ii) any applicable Restraint permanently prohibits the OB Divestiture Transaction and has become final and nonappealable; or (iii) the other party is in breach of the OB Divestiture Agreement in a manner that would result in a failure of an applicable closing condition and such breach cannot be cured prior to the Long-Stop Date or has not been cured within 30 days after notice to the other party of such breach. Both the OB Divestiture Agreement and the Empower Divestiture Agreement will automatically terminate if the Merger Agreement is terminated in accordance with its terms.

The foregoing description of the OB Divestiture Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the OB Divestiture Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. The OB Divestiture Agreement is incorporated herein by reference to provide Black Knight stockholders with information regarding its terms and is not intended to provide any factual information about Black Knight, Constellation or ICE, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the OB Divestiture Agreement have been made solely for the purposes of the OB Divestiture Agreement and as of specific dates; were made solely for the benefit of the parties to the OB Divestiture Agreement; are not intended as statements of fact to be relied upon by Black Knight stockholders, ICE stockholders, Constellation equity holders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the OB Divestiture Agreement, which disclosures are not reflected in the OB Divestiture Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Black Knight stockholders, ICE stockholders, Constellation equity holders or other security holders.

Item 8.01	Other Events.

On July 17, 2023, Black Knight and ICE issued a joint press release announcing the entry into the OB Divestiture Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Equity Purchase Agreement, dated as of July 14, 2023, by and among Project Badger Holdco Inc., Black Knight, Inc. and, solely for the purposes set forth therein, Intercontinental Exchange, Inc.

99.1	Joint press release, dated July 17, 2023, issued by Black Knight, Inc. and Intercontinental Exchange, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. Black Knight, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

*        *        *

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight’s or ICE’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of Black Knight by ICE (the “Transaction”), including future financial and operating results, Black Knight’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and ICE’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Black Knight or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction, as amended by the parties on March 7, 2023; the outcome of the FTC’s lawsuits filed against Black Knight and ICE seeking to block the consummation of the Transaction and of any other legal proceedings that may be instituted against Black Knight or ICE; the possibility that the Transaction (or the OB Divestiture Transaction or Empower Divestiture Transaction) does not close when expected or at all because required regulatory or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Black Knight or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and ICE operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Black Knight’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on Black Knight’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or ICE’s results.

All forward-looking statements attributable to Black Knight or ICE, or persons acting on Black Knight’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Black Knight and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Black Knight or ICE update one or more forward-looking statements, no inference should be drawn that Black Knight or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, ICE and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Agreement and Plan of Merger, dated as of May 4, 2022, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 7, 2023, among Black Knight, ICE and Sand Merger Sub Corporation (the “Amended Merger Agreement”), ICE has filed with the SEC a post-effective amendment to the Registration Statement on Form S-4 (as amended by the post-effective amendment, the “Amended Registration Statement”). The Amended Registration Statement includes an updated proxy statement of Black Knight that also constitutes a prospectus of ICE. The Amended Registration Statement was declared effective by the SEC on March 30, 2023, and Black Knight commenced mailing the updated definitive proxy statement/prospectus to its stockholders on or about March 31, 2023.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE AMENDED REGISTRATION STATEMENT ON FORM S-4 AND THE UPDATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE AMENDED REGISTRATION STATEMENT, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE UPDATED PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING BLACK KNIGHT, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Knight or ICE through the website maintained by the SEC at http://www.sec.gov or from Black Knight at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by Black Knight will be available free of charge by accessing Black Knight’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials—SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.theice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK KNIGHT, INC.

By:	/s/ Kirk T. Larsen
Name:	Kirk T. Larsen
Title:	President and Chief Financial Officer

Date: July 17, 2023